EXHIBIT 10.3












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                                SECURITY AGREEMENT
                                ------------------


                               dated June 30, 2005

                                     between

                             BROOKSTREET CAPITAL CORP.

                                             Debtor

                                       and

                            PENDER INTERNATIONAL, INC.

                                             Secured Party



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                             SECURITY AGREEMENT
                             ------------------


          AGREEMENT, dated June 30, 2005, between BROOKSTREET CAPITAL CORP., a Delaware corporation, having an address at c/o William J. Reilly, Esq., 401 Broadway, Suite 912, New York, NY 10013 ("Debtor"), and PENDER INTERNATIONAL, INC., a Delaware corporation, having an address at 123 Commerce Valley Drive East, #300, Thornhill, ON L3T 7W8 Canada, ("Secured Party").

                            W I T N E S S E T H:
                            --------------------

          WHEREAS, concurrently herewith Secured Party is lending to Debtor the sum of US$250,000.00, as evidenced by a Promissory Note of even date herewith (the "Note"); and

          WHEREAS, in order to induce Secured Party to make said loan, Debtor has agreed to pledge to Secured Party certain property as security for the loan;

          NOW THEREFORE, in consideration of Ten Dollars, and other valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the parties hereto agree as follows:

          1. Definitions. The following terms as used in this Agreement shall have the meanings set forth below:

     "Collateral" shall mean all of the property set forth in Exhibit A attached hereto and made a part hereof, and all substitutions, replacements and accessions thereto.

"Obligations" shall mean all principal and interest due or to become due under the aforesaid Note.

          2. Creation Of The Security Interest. Debtor hereby grants to Secured Party a security interest in all of the right, title and interest of Debtor in and to the Collateral to secure the full and prompt payment and performance of all of the Obligations.

          3. Debtor's Obligations To Pay. Debtor shall pay and perform all of the Obligations of Debtor to Secured Party as the same may become due according to their terms.

          4. Protection Of The Collateral. Debtor shall defend the title to the Collateral against all claims and demands whatsoever.

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          5.  Filing And Recording.  Debtor hereby authorizes Secured Party to file or refile any financing statements or continuation statements with respect to the security interest granted pursuant to this Agreement which at any time may be required or appropriate, although the same may have been executed only by Secured Party, and to execute such financing statement on behalf of Debtor.

          6. Default. The occurrence of any one or more of the following events (hereinafter referred to as "Events of Default") shall constitute a default hereunder:

     (a) If Debtor shall default in the payment of any principal or interest due under the Note; or

     (b) If Debtor shall fail to pay, perform or observe any material covenant, agreement, term or provision of this Agreement; or

     (c) If any representation, warranty or other statement of fact herein or in any writing, certificate, report or statement at any time furnished to Secured Party pursuant to or in connection with this Agreement shall be false or misleading in any material respect; or

     (d) If Debtor shall: admit in writing its inability to pay its debts generally as they become due; file a petition for relief under the bankruptcy laws or a petition to take advantage of any insolvency act; make an assignment for the benefit of creditors; commence a proceeding for the appointment of a receiver, trustee, liquidator or conservator of itself or the whole or any substantial part of its property; file a petition or answer seeking reorganization or arrangement or similar relief under the Federal Bankruptcy Laws or any other applicable law or statute of the United States or any State; or if Debtor shall be adjudged a bankrupt or insolvent, or a court of competent jurisdiction shall enter any order, judgment or decree appointing a receiver, trustee, liquidator or conservator of Debtor or of the whole or any substantial part of the property of Debtor or approves a petition filed against Debtor seeking reorganization or similar relief under the Federal Bankruptcy Laws or any other applicable law or statute of the United States or any State.

          7. Rights And Remedies. Secured Party shall have all rights and remedies provided by the Uniform Commercial Code in effect in the State of Delaware on the date hereof.

          8. Debtor's Representations And Warranties. Debtor hereby represents and warrants to Secured Party that:

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     (a)  Debtor is not in default under any indenture, mortgage, deed of trust, agreement or other instrument to which it is a party or by which it may be bound. Neither the execution nor the delivery of this Agreement, nor the consummation of the transactions herein contemplated, nor compliance with the provisions hereof, will violate any law or regulation, or any order or decree of any court of governmental authority, or will conflict with, or result in the breach of, or constitute a default under, any indenture, mortgage, deed or trust, agreement or other instrument to which Debtor is a party or by which Debtor may be bound, or result in the creation or imposition of any lien, claim or encumbrance upon any property of Debtor.

     (b) Debtor has the power to execute, deliver and perform the provisions of this Agreement and all instruments and documents delivered or to be delivered pursuant hereto, and has taken or caused to be taken all necessary or appropriate actions to authorize the execution, delivery and performance of this Agreement and all such instruments and documents.

     (c) Debtor is the legal and equitable owner of the Collateral, free and clear of all security interests, liens, claims and encumbrances of every kind and nature. Except as may be set forth in Exhibit A annexed hereto, no financing statement covering the Collateral or its proceeds is on file in any public office.

     (d) No default exists, and no event which with notice or the passage of time, or both, would constitute a default under the Collateral by any party thereto, and there are no offsets, claims or defenses against the obligations evidenced by the Collateral, except as may be expressly set forth in Exhibit A annexed hereto.

          9. Notices. All notices, requests, demands or other communications provided for herein shall be in writing and shall be deemed to have been properly given if sent by Federal Express courier or by registered or certified mail, return receipt requested, with postage prepaid, addressed to the parties at their respective addresses herein above set forth, or at such other addresses as the parties may designate in writing. Debtor immediately shall notify Secured Party of any change in the address of Debtor or discontinuance of the place of business or residence of Debtor.

          10. Modification And Waiver. No modification or waiver of any provision of this Agreement, and no consent by Secured Party to any breach thereof by Debtor, shall be effective unless such modification or waiver shall be in writing and signed by Secured Party, and the same shall then be effective only for the period and on the conditions and for the specific instances and purposes specified in such writing. No course of dealing between Debtor and Secured Party in exercising any rights or remedies hereunder shall operate as a waiver or preclude the exercise of any other rights or remedies hereunder.

          11. Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors and assigns.

          12. Miscellaneous. This Agreement shall be construed in accordance with and shall be governed by the laws of the State of Delaware.

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          IN WITNESS WHEREOF, the parties hereto have duly executed this
Agreement on the date first above written.



                                              BROOKSTREET CAPITAL CORP.
     ATTEST:
                                              Per /s/ Karen Lam
                                                  ---------------------------
                                                  KAREN LAM, President

     Per /s/ Karen Lam
         --------------------------
         Secretary




                                              PENDER INTERNATIONAL, INC.
     ATTEST:
                                              Per /s/ Kalson Jang
                                                  ---------------------------
                                                  KALSON JANG, Chairman

     Per /s/ Minh-Ngoc Pham
         --------------------------
         Secretary

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